Exhibit 99.2

Flagstone Reinsurance Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2008

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton    HM 11
Contact Information:
Brenton Slade
Director of Investor Relations
(441) 278-4303

Website Information:
http://www.flagstonere.bm

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

Basis of Presentation	i

Cautionary Statement Regarding Forward-Looking Statements	i

Regulation G - Non-GAAP Financial Measures	iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Gross Premium Written by Line of Business and Geographic Area of Risk	3

III. Consolidated Balance Sheets	4

IV. Investment Portfolio Composition	5

V. Share Analysis
a. Capitalization	6
b. Earnings Per Common Share Analysis - As Reported	7
c. Book Value Per Common Share Analysis	8

VI. Mont Fort Consolidation
a. Balance Sheet Consolidation	9
b. Income Statement Consolidation	10

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

●	Unless otherwise noted, all data is in thousands, except for share, per share amounts and ratio information.

●
The debt to capitalization ratio is an indication of the leverage of the Company.  It is calculated by dividing the Company's long term debt by the total capital.  Total capital represents the sum of shareholders' equity plus long term debt.

●	N/A - means not applicable

●
In presenting the Company's results, management has included and discussed certain "non-GAAP" financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

i

Flagstone Reinsurance Holdings Limited

Cautionary Statement Regarding Forward-Looking Statements:

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements”  within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as  “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”,  or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

ii

Flagstone Reinsurance Holdings Limited
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.   However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
BASIC BOOK VALUE PER SHARE

Basic book value per common share is defined as total shareholders' equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total shareholders' equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, PSU's and RSU's.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti dilutive and was excluded from the calculation of diluted book value per common share as at June 30, 2008 and June 30, 2007.

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income adjusted for net realized and unrealized gains (losses) - investments and net realized and unrealized gains (losses) - other divided by diluted weighted average common shares outstanding.

iii

Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended		Six months ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

Gross premiums written	$271,1178	$181,345	$513,424	$388,358
Net premiums written	$232,743	$181,345	$458,975	$380,113
Net premiums earned	$141,767	$111,842	$277,024	$213,068
Net investment income	$13,279	$20,531	$31,975	$34,162
Net income	$41,948	$14,694	$74,808	$50,304
Net operating income (1)	$40,155	$16,595	$97,664	$47,691
Comprehensive income	$39,182	$12,953	$70,622	$48,287
Cash flow from operating activities	$62,356	$70,495	$168,054	$166,894
Loss and loss adjustment expense reserves	$233,596	$135,143	$233,596	$135,143
Total shareholders' equity	$1,280,184	$1,085,845	$1,280,184	$1,085,845

PER COMMON SHARE AND
COMMON SHARE DATA

Basic earnings per common share	$0.49	$0.17	$0.88	$0.64
Diluted earnings per common share	$0.49	$0.17	$0.87	$0.64
Diluted net operating income per common share (1)	$0.47	$0.19	$1.14	$0.61
Basic weighted average common shares outstanding	85,470,205	85,139,757	85,470,043	78,479,958
Diluted weighted average common shares outstanding	85,638,506	85,198,147	85,714,196	78,529,631
Book value per common share	$14.97	$12.73	$14.97	$12.73
Diluted book value per common share	$14.53	$12.46	$14.53	$12.46
Diluted book value per common share adjusted for dividends	$14.68	$12.46	$14.68	$12.46
Dividend per share	$0.04	$–	$0.08	$–

FINANCIAL RATIOS
Growth in diluted book value per share (2)	3.4%	1.2%	5.3%	4.3%

Loss ratio	39.7% %	69.1%	34.7%	58.7%
Acquisition cost ratio	19.2%	13.2%	18.5%	12.9%
General and administrative expense ratio	17.1%	12.3%	18.3%	13.3%
Combined ratio	76.0%	94.6%	71.5%	84.9%

INVESTMENT DATA
Total assets	$2,473,176	$1,910,448	$2,473,176	$1,910,448
Total cash and investments (3)	$1,963,880	$1,619,010	$1,963,880	$1,619,010

(1) Net operating income is defined as net income adjusted for net realized and unrealized gains (losses) – investments and net realized and unrealized gains (losses) – other.
(2) Growth in diluted book value per share represents the increase in diluted book value per share in the period plus dividends declared.
(3) Cash and investments represents the total cash and cash equivalents, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY  (unaudited)

	Quarter ended					YTD	YTD	Year Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	June 30, 2008	June 30, 2007	December 31, 2007

REVENUES								(audited)
Gross premiums written	$271,178	$242,246	$65,088	$123,704	$181,345	513,424	$388,358	$577,150
Premiums ceded	(38,435)	(16,014)	(9,302)	(32,572)	–	(54,449)	(8,245)	(50,119)
Net premiums written	232,743	226,232	55,786	91,132	181,345	458,975	380,113	527,031
Change in net unearned premiums	(90,976)	(90,975)	69,484	47,667	(69,503)	(181,951)	(167,045)	(49,894)
Net premiums earned	141,767	135,257	125,270	138,799	111,842	277,024	213,068	477,137
Net investment income	13,279	18,696	22,624	17,022	20,531	31,975	34,162	73,808
Net realized and unrealized (losses) gains - investments	(9,339)	(12,412)	(1,573)	17,980	(3,741)	(21,751)	767	17,174
Net realized and unrealized gains (losses) - other	11,132	(12,237)	(1,985)	(9,682)	1,840	(1,105)	1,846	(9,821)
Other income	2,127	1,724	2,926	1,961	251	3,851	924	5,811
Total revenues	158,966	131,028	147,262	166,080	130,723	289,994	250,767	564,109
						-

EXPENSES
Loss and loss adjustment expenses	56,298	39,767	30,415	37,439	77,257	96,065	125,005	192,859
Acquisition costs	27,210	24,165	26,054	28,795	14,725	51,375	27,443	82,292
General and administrative expenses	24,214	26,549	24,229	19,763	13,800	50,763	28,469	72,461
Interest expense	4,609	5,340	6,020	5,873	3,520	9,949	6,784	18,677
Net foreign exchange losses (gains)	1,630	(6,699)	(2,109)	(1,842)	(56)	(5,069)	(1,338)	(5,289)
Total expenses	113,961	89,122	84,609	90,028	109,246	203,083	186,363	361,000

Income before income taxes, minority interest and interest in earnings of equity investments	45,005	41,906	62,653	76,052	21,477	86,911	64,404	203,109
Provision for income tax	(442)	(865)	(432)	(229)	(77)	(1,307)	(122)	(783)
Minority interest	(2,615)	(8,181)	(10,852)	(9,317)	(7,892)	(10,796)	(15,625)	(35,794)
Interest in earnings of equity investments	–	–	–	(257)	1,186	–	1,647	1,390
NET INCOME (1)	$41,948	$32,860	$51,369	$66,249	$14,694	$74,808	$50,304	$167,922

Change in currency translation adjustment	(2,766)	(1,420)	1,652	8,310	(1,741)	(4,186)	(2,017)	7,945
COMPREHENSIVE INCOME	$39,182	$31,440	$53,021	$74,559	$12,953	$70,622	$48,287	$175,867

KEY RATIOS

Loss ratio	39.7%	29.4%	24.3%	27.0%	69.1%	34.7%	58.7%	40.4%
Acquisition cost ratio	19.2%	17.9%	20.8%	20.7%	13.2%	18.5%	12.9%	17.2%
General and administrative expense ratio	17.1%	19.6%	19.3%	14.2%	12.3%	18.3%	13.3%	15.2%
Combined ratio	76.0%	66.9%	64.4%	61.9%	94.6%	71.5%	84.9%	72.8%

PER COMMON SHARE DATA
Weighted average common shares outstanding - basic	85,470,205	85,469,270	85,414,160	85,413,479	85,139,757	85,470,043	78,479,958	81,975,384
Weighted average common shares outstanding - diluted	85,638,506	85,690,742	85,529,672	85,491,561	85,198,147	85,714,196	78,529,631	82,111,590
Net income per common share outstanding - basic	$0.49	$0.38	$0.60	$0.78	$0.17	$0.88	$0.64	$2.05
Net income per common share outstanding - diluted	$0.49	$0.38	$0.60	$0.77	$0.17	$0.87	$0.64	$2.05

(1) Effective January 1, 2007, the Company elected to adopt FAS 157 and FAS 159. As a result of this election, all changes in unrealized gains (losses) associated with our fixed maturity, short term, equity and other investments are included in net income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUM WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended June 30, 2008		Three months ended June 30, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business
Reinsurance
Property catastrophe	$182,600	67.3%	$144,389	79.6%
Property	19,057	7.0%	26,344	14.5%
Short-tail specialty and casualty	42,848	15.8%	10,612	5.9%
	244,505	90.1%	181,345	100.0%
Insurance	26,673	9.9%	–	0.0%
Total	$271,178	100.0%	$181,345	100.0%

	Six months ended June 30, 2008		Six months ended June 30, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business
Reinsurance
Property catastrophe	$344,128	67.0%	$302,757	78.0%
Property	39,115	7.6%	50,900	13.1%
Short-tail specialty and casualty	84,403	16.5%	34,701	8.9%
	467,646	91.1%	388,358	100.0%
Insurance	45,778	8.9%	–	0.0%
Total	$513,424	100.0%	$388,358	100.0%

	Three months ended June 30, 2008		Three months ended June 30, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
Caribbean(2)	$28,537	10.5%	$7,692	4.2%
Europe	10,352	3.8%	17,053	9.4%
Japan and Australasia	24,606	9.1%	17,874	9.9%
North America	165,072	60.9%	123,682	68.2%
Worldwide risks(3)	36,312	13.4%	14,058	7.8%
Other	6,299	2.3%	986	0.5%
Total	$271,178	100.0%	$181,345	100.0%

	Six months ended June 30, 2008		Six months ended June 30, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
Caribbean(2)	$54,158	10.5%	$15,055	3.9%
Europe	75,441	14.7%	84,021	21.6%
Japan and Australasia	33,756	6.6%	29,513	7.6%
North America	242,823	47.3%	214,433	55.2%
Worldwide risks(3)	93,480	18.2%	39,664	10.2%
Other	13,766	2.7%	5,672	1.5%
Total	$513,424	100.0%	$388,358	100.0%

(1) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(2) Gross premiums written related to the insurance segment are included in the Caribbean geographic area.
(3) This geographic area includes contracts that cover risks in two or more geographic zones.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS  (Unaudited)

	As at
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
ASSETS
Investments:
Fixed maturity investments, at fair value	$804,798	$709,393	$1,109,105	$1,102,328	$978,660
Short term investments, at fair value	20,196	70,956	23,616	14,242	25,583
Equity investments, at fair value	107,935	86,854	74,357	28,746	28,766
Other investments	464,141	322,907	293,166	289,340	157,438
Total investments	1,397,070	1,190,110	1,500,244	1,434,656	1,190,447

Cash and cash equivalents	562,816	710,663	362,680	322,768	422,045
Premium balances receivable, net	314,456	205,683	136,555	189,553	220,229
Unearned premiums ceded	39,682	18,348	14,608	22,491	4,211
Accrued interest receivable	7,214	6,225	9,915	7,534	7,719
Receivable for investments sold	2,942	5,660	–	–	–
Deferred acquisition costs	51,467	37,290	30,607	36,819	34,186
Funds withheld	10,096	10,361	6,666	6,606	5,138
Goodwill	13,171	10,781	10,781	11,556	6,602
Intangibles	775	775	775	–	–
Other assets	73,423	45,989	30,942	33,704	17,580
Due from related parties	64	–	–	1,009	2,291
TOTAL ASSETS	$2,473,176	$2,241,885	$2,103,773	$2,066,696	$1,910,448

LIABILITIES
Loss and loss adjustment expense reserves	$233,596	$200,602	$180,978	$161,442	$135,143
Unearned premiums	389,223	276,823	175,607	252,096	269,020
Insurance and reinsurance balances payable	33,749	13,207	12,088	22,728	883
Payable for investments purchased	6,162	23,843	41,750	8,248	1,201
Long term debt	255,037	266,375	264,889	264,469	238,290
Other liabilites	79,302	33,375	33,198	26,076	17,164
Due to related parties	–	–	–	–	1,283
TOTAL LIABILITIES	997,069	814,225	708,510	735,059	662,984

Minority Interest - Mont Fort Re(1) , Island Heritage and Imperial Re	195,923	186,098	184,778	172,704	161,619

SHAREHOLDERS' EQUITY

Common voting shares	853	853	853	853	853
Additional paid-in capital	911,964	909,026	905,316	903,220	901,279
Accumulated other comprehensive income (loss)	2,718	5,457	7,426	5,774	(2,536)
Retained earnings	364,649	326,226	296,890	249,086	186,249
TOTAL SHAREHOLDERS' EQUITY	1,280,184	1,241,562	1,210,485	1,158,933	1,085,845
TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$2,473,176	$2,241,885	$2,103,773	$2,066,696	$1,910,448

Basic book value per common share	$14.97	$14.53	$14.17	$13.59	$12.73

Diluted book value per common share	$14.53	$14.08	$13.87	$13.30	$12.46

Diluted book value per common share adjusted for dividends declared	$14.68	$14.20	$13.95	$13.34	$12.46

Debt to total capitalization(2)	16.6%	17.7%	18.0%	18.6%	18.0%

(1) See Pages 9 and 10 for additional information.
(2) Comprises long term debt divided by the sum of long term debt plus shareholders' equity.

Flagstone Reinsurance Holdings Limited
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS

TYPE OF INVESTMENT	June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007
U.S. government and agency securities	$ 453,670	32.5%	$ 273,011	22.9%	$ 493,969	32.9%	$ 317,305	22.1%	$ 313,808	26.4%
Corporates	147,045	10.5%	184,975	15.5%	260,692	17.4%	270,527	18.8%	181,619	15.3%
Non US government and government agencies	2,351	0.2%	363	0.1%	558	0.1%	1,309	0.1%	–	0.0%
Mortgage-backed securities	128,961	9.2%	111,792	9.4%	198,734	13.2%	311,431	21.7%	221,436	18.6%
Asset-backed securities	72,771	5.2%	139,252	11.7%	155,152	10.3%	201,756	14.1%	231,236	19.4%
Other debt securities	–	0.0%	–	0.0%	–	0.0%	–	0.0%	30,561	2.6%
Total fixed maturities	804,798	57.6%	709,393	59.6%	1,109,105	73.9%	1,102,328	76.8%	978,660	82.3%
Other investments	464,141	33.2%	322,907	27.1%	293,166	19.5%	289,340	20.2%	157,438	13.2%
Total	1,268,939	90.8%	1,032,300	86.7%	1,402,271	93.4%	1,391,668	97.0%	1,136,098	95.5%
Equity securities	107,935	7.8%	86,854	7.3%	74,357	5.0%	28,746	2.0%	28,766	2.4%
Short term investments	20,196	1.4%	70,956	6.0%	23,616	1.6%	14,242	1.0%	25,583	2.1%
Total	$ 1,397,070	100.0%	$ 1,190,110	100.0%	$ 1,500,244	100.0%	$ 1,434,656	100.0%	$ 1,190,447	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$ 672,160	81.5%	$ 581,871	74.6%	$ 843,980	74.5%	$ 823,292	73.7%	$ 779,600	77.6%
AA	55,325	6.7%	77,942	10.0%	117,704	10.4%	113,974	10.2%	91,256	9.1%
A	70,977	8.6%	102,296	13.1%	148,239	13.1%	159,621	14.3%	114,348	11.4%
BBB	26,233	3.2%	17,873	2.3%	22,798	2.0%	19,683	1.8%	19,039	1.9%
B	299	0.0%	367	0.0%	–	0.0%	–	0.0%	–	0.0%
Total	$ 824,994	100.0%	$ 780,349	100.0%	$ 1,132,721	100.0%	$ 1,116,570	100.0%	$ 1,004,243	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$ 65,864	8.0%	$ 122,878	15.7%	$ 57,033	5.0%	$ 28,457	2.5%	$ 45,062	4.5%
From one to five years	214,970	26.1%	214,142	27.4%	372,338	32.9%	290,165	26.0%	272,461	27.1%
From five to ten years	203,960	24.7%	118,191	15.2%	209,821	18.5%	145,147	13.0%	142,536	14.2%
Above ten years	138,468	16.8%	74,093	9.5%	139,643	12.3%	139,614	12.5%	91,512	9.1%
Asset-backed and mortgage-backed securities	201,732	24.4%	251,045	32.2%	353,886	31.3%	513,187	46.0%	452,672	45.1%
Total	$ 824,994	100.0%	$ 780,349	100.0%	$ 1,132,721	100.0%	$ 1,116,570	100.0%	$ 1,004,243	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Alliance Re	$ 6,846		$ –		$ –		$ –		$ –
Island Heritage	–		–		–		–		11,977
Real estate investment trusts	69,679		11,079		12,204		13,787		12,724
Investment funds	31,268		30,834		31,249		31,033		30,195
Catastrophe bonds	40,081		36,652		36,619		36,599		36,541
Fixed income fund	316,267		244,342		212,982		207,921		66,001
Other investment	–		–		112		–		–
Total	$ 464,141		$ 322,907		$ 293,166		$ 289,340		$ 157,438

Flagstone Reinsurance Holdings Limited
CAPITALIZATION (Unaudited)

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
	–	–	–	–	–
Long term debt		$266,375	$264,889	$264,469	$238,290
Shareholders' equity	1,280,184	1,241,562	1,210,485	1,158,933	1,085,845
Total Capitalization	$1,535,221	$1,507,937	$1,475,374	$1,423,402	$1,324,135

Leverage ratio:
Debt to total capitalization	16.6%	17.7%	18.0%	18.6%	18.0%

	June 30, 2008		June 30, 2007
	Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)	$25,000	$25,000	$–	$–
Junior Subordinated Deferrable Interest Notes (b)	$88,750	$88,750	$100,000	$100,000
Deferrable Interest Debentures (c)	$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)	€13,000	€13,000	€13,000	€13,000
Other long term debt	$945	$819	$–	$–
Letter of credit facility (e)	$400,000	$72,060	$200,000	$69,329
Letter of credit facility (f)	$200,000	$–	$–	$–

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) $400.0 million uncommitted letter of credit facility agreement with Citibank N.A.  The drawn amount of the facility at June 30, 2008 was secured by $80.1 million of fixed maturity securities from the Company's investment portfolio.

(f) $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A.  If drawn upon, the utilized portion of the facility will be secured by an appropriate portion of securities from the Company’s investment portfolio.

Flagstone Reinsurance Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended		Six months ended		Year ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007	December 31, 2007

Net income available to common shareholders	$41,948	$14,694	$74,808	$50,304	167,922

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	85,470,205	85,139,757	85,470,043	78,479,958	81,975,384

Dilutive share equivalents:
Unvested performance share units (2)	–	–	–	–	–
Weighted average unvested restricted share units	168,301	58,390	244,153	49,673	136,206
Diluted weighted average common shares outstanding	85,638,506	85,198,147	85,714,196	78,529,631	82,111,590

EARNINGS PER COMMON SHARE
Basic	$0.49	$0.17	$0.88	$0.64	$2.05
Diluted	$0.49	$0.17	$0.87	$0.64	$2.05

(1) Includes weighted average vested restricted share units
(2) Effective January 1, 2007 and in accordance with SFAS 128, we determined that the PSUs should not be included in the calculation of diluted EPS until the end of the performance period, when the numbers of shares issuable under the PSU Plan will be known. As at June 30, 2008, there were 2,312,658 PSUs outstanding under the
   PSU Plan.

Flagstone Reinsurance Holdings Limited

NON-GAAP FINANCIAL MEASURES RECONCILIATION

BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

DILUTIVE COMMON SHARES AS IF OUTSTANDING

Common shareholders' equity	$1,280,184	$1,241,562	$1,210,485	$1,158,933	$1,085,845

Cumulative dividends declared	$14,026	$10,501	$6,977	$3,412	$–

Common shares outstanding	85,346,325	85,316,924	85,309,107	85,297,891	85,297,891
add in:
vested restricted share units	152,958	152,958	105,060	–	–
Total common shares and common share equivalents outstanding	85,499,283	85,469,882	85,414,167	85,297,891	85,297,891

Basic book value per common share	$14.97	$14.53	$14.17	$13.59	$12.73

Basic book value per common share adjusted for dividends	$15.14	$14.65	$14.25	$13.63	$12.73

Diluted book value on an "as if converted basis"
Common shareholders' equity	$1,280,184	$1,241,562	$1,210,485	$1,158,933	$1,085,845
add in:
proceeds on exercise of warrant (1)	–	–	–	–	–
Adjusted shareholders' equity	$1,280,184	$1,241,562	$1,210,485	$1,158,933	$1,085,845

Cumulative dividends declared	$14,026	$10,501	$6,977	$3,412	$–

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	85,499,283	85,469,882	85,414,167	85,297,891	85,297,891
add in:
vesting of performance share units	2,312,658	2,308,658	1,658,700	1,538,000	1,538,000
vesting of restricted share units	324,550	379,600	221,550	326,538	326,538
Diluted common shares outstanding	88,136,491	88,158,140	87,294,417	87,162,429	87,162,429

Diluted book value per common share	$14.53	$14.08	$13.87	$13.30	$12.46

Diluted book value per common share adjusted for dividends (3)	$14.68	$14.20	$13.95	$13.34	$12.46

Change in diluted book value per share: Quarter	3.1%	1.6%	4.3%	6.7%	1.2%
Change in diluted book value per share adjusted for dividends (2): Quarter	3.4%	1.8%	4.6%	7.1%	1.2%
Change in diluted book value per share adjusted for dividends (2): Rolling 12 months	17.9%	15.3%	16.8%	20.3%	21.3%
Annualized change in diluted book value per share adjusted for dividends since inception	17.3%	17.6%	19.0%	18.9%	16.9%

(1) Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(2) Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.
(3) Diluted book value per common share adjusted for dividends is calculated by dividing common shareholders' equity by the sum of cumulative dividends declared and diluted common shares outstanding.

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING BALANCE SHEET - MONT FORT (unaudited)

	As at June 30, 2008
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated

ASSETS
Investments:
Fixed maturity investments, at fair value	$755,970	$48,828	$-	$804,798
Short term investments, at fair value	20,196	-	-	20,196
Equity investments, at fair value	107,935	-	-	107,935
Other investments	465,672	-	(1,531)	464,141
Total investments	1,349,773	48,828	(1,531)	1,397,070

Cash and cash equivalents	442,919	119,897	-	562,816
Premium balances receivable, net	310,702	13,400	(9,646)	314,456
Unearned premiums ceded	39,682	-	-	39,682
Accrued interest receivable	6,377	837	-	7,214
Receivable for investments sold	2,942	-	-	2,942
Deferred acquisition costs	51,467	-	-	51,467
Funds withheld	10,096	-	-	10,096
Goodwill	13,171	-	-	13,171
Intangible assets	775			775
Other assets	71,953	1,470		73,423
Due from related parties	2,794	(2,730)	-	64
TOTAL ASSETS	$2,302,651	$181,702	$(11,177)	$2,473,176

LIABILITIES
Loss and loss adjustment expense reserves	$233,596	$-	$-	$233,596
Unearned premiums	389,223	-	-	389,223
Insurance and reinsurance balance payable	32,926	10,469	(9,646)	33,749
Payable for investments purchased	6,162	-	-	6,162
Long term debt	255,037	-	-	255,037
Other liabilites	79,253	49	-	79,302
Due to related parties	-	-	-	-
TOTAL LIABILITIES	996,197	10,518	(9,646)	997,069

	-		-
Minority Interest	26,270	-	169,653	195,923

SHAREHOLDERS' EQUITY
Common voting shares	853	1,400	(1,400)	853
Additional paid-in capital	911,964	121,718	(121,718)	911,964
Accumulated other comprehensive	2,718	-	-	2,718
Retained earnings	364,649	48,066	(48,066)	364,649
TOTAL SHAREHOLDERS' EQUITY	1,280,184	171,184	(171,184)	1,280,184

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$2,302,651	$181,702	$(11,177)	$2,473,176

	Flagstone Reinsurance Holdings Limited SUMMARY CONSOLIDATING INCOME STATEMENTS - MONT FORT (unaudited)				Flagstone Reinsurance Holdings Limited SUMMARY CONSOLIDATING INCOME STATEMENTS - MONT FORT (unaudited)

		Quarter ending June 30, 2008				YTD June 30, 2008
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated

REVENUES
Gross premiums written	$271,178	$5,784	$(5,784)	$271,178	$513,424	$12,496	$(12,496)	$513,424
Premiums ceded	(44,219)	-	5,784	(38,435)	(66,945)	-	12,496	(54,449)
Net premiums written	226,959	5,784	-	232,743	446,479	12,496	-	458,975

Change in net unearned premiums	(90,198)	(778)	-	(90,976)	(181,221)	(730)	-	(181,951)
Net premiums earned	136,761	5,006	-	141,767	265,258	11,766	-	277,024
Net investment income	11,863	1,416	-	13,279	28,672	3,303	-	31,975
Net realized and unrealized (losses) gains - investments	(8,240)	(1,099)	-	(9,339)	(21,550)	(201)	-	(21,751)
Net realized and unrealized (losses) gains - other	11,473	(341)	-	11,132	(1,105)	-	-	(1,105)
Other income	2,981	(567)	(287)	2,127	6,468	(1,962)	(655)	3,851
Total revenues	154,838	4,415	(287)	158,966	277,743	12,906	(655)	289,994

EXPENSES
Loss and loss adjustment expenses	55,827	471	-	56,298	95,594	471	-	96,065
Acquisition costs	26,911	586	(287)	27,210	50,741	1,289	(655)	51,375
General and administrative expenses	24,204	10	-	24,214	50,691	72	-	50,763
Interest expense	4,609	-	-	4,609	9,949	-	-	9,949
Net foreign exchange losses (gains)	1,630	-	-	1,630	(5,069)	-	-	(5,069)
Total expenses	113,181	1,067	(287)	113,961	201,906	1,832	(655)	203,083

Income before income taxes, minority interest and interest in earnings of equity invetsments	41,657	3,348	-	45,005	75,837	11,074	-	86,911
Provision for income tax	(442)	-	-	(442)	(1,307)	-	-	(1,307)
Minority interest	724	-	(3,339)	(2,615)	265	-	(11,061)	(10,796)
Interest in earnings of equity investments	9	-	(9)	-	13		(13)	-

NET INCOME	$41,948	$3,348	$(3,348)	$41,948	$74,808	$11,074	$(11,074)	$74,808

Change in currency translation adjustment	(2,766)	-	-	(2,766)	(4,186)	-	-	(4,186)

COMPREHENSIVE INCOME	$39,182	$3,348	$(3,348)	$39,182	$70,622	$11,074	$(11,074)	$70,622

KEY RATIOS

Loss ratio	40.8%			39.7%	36.0%			34.7%
Acquisition cost ratio	19.7%			19.2%	19.1%			18.5%
General and administrative expense ratio	17.7%			17.1%	19.1%			18.3%
Combined ratio	78.2%			76.0%	74.2%			71.5%